                                                                   EXHIBIT 99.1


[PRINCETON NATIONAL BANCORP, INC. LOGO]


             PRINCETON NATIONAL BANCORP, INC. IMPROVES YEAR-TO-DATE
                       DILUTED EARNINGS PER SHARE BY 6.5%

PRINCETON, Illinois -- October 25, 2004 -- Princeton National Bancorp, Inc. (NASDAQ: PNBC)

President Tony J. Sorcic announced today, "Princeton National Bancorp, Inc. reported a 6.5% increase in diluted earnings per share to $1.64 for the first nine months of 2004 as compared to the same period in 2003, a 4.4% increase in net income to $5,183,000, and a 4.4% increase in the return on average equity to 13.63%."

President Sorcic continued, "The Company has experienced loan growth of $12.3 million during the first nine months of 2004. This loan growth positively impacted the net interest margin, which increased to 3.95% for the nine-month period. This compares favorably to 3.62% for the same period in 2003. The Company has $18 million in loans in its Commercial Banking pipeline. We believe the growth in the loan portfolio will continue during the fourth quarter of 2004, which will have a positive impact on the net interest margin."

President Sorcic continued, "The fee income trend continues to be strong, as evidenced by the increases in trust and farm management fees, service charges on deposits, and brokerage fees. Non-interest income for the nine-month period was $6,409,000, down from $6,998,000 for the same period in 2003, partially due to a $712,000 decrease in mortgage banking income (a result of the mortgage loan re-financing activity in 2003). Also in 2003, there were security gains of $935,000, compared to $182,000 for the same period in 2004. Offsetting the decrease in mortgage banking income and the decrease in security gains was the sale of the $2 million credit card portfolio in the second quarter of 2004, which resulted in an after tax gain of approximately $285,000."

Net income for the quarter was $1,633,000, diluted earnings per share totaled $.52, and the return on average equity was 12.76%, compared to $1,709,000, $.53, and 13.50%, respectively, in the third quarter of 2003 and $1,909,000, $.61, and 15.48%, respectively, in the second quarter of 2004. For the seventh consecutive quarter, annualized non-interest income equaled or exceeded 1% of average assets.

The loan portfolio continues to experience strong growth. Loans (net of unearned interested) as of September 30, 2004 totaled $396,026,000. The Company has experienced an 82.6% decrease in non-performing loans over the past twelve months; the balance at September 30, 2004 was $493,991 as compared to $2,839,000 at September 30, 2003. The ratio of non-performing loans to total assets as of September 30, 2004 was 0.12%.

Total assets at September 30, 2004 have increased 4.5% to $626,191,000 over the past year and total deposits ended the third quarter at $545,980,000, an increase of 4.1% during the same period. The stock price of $29.38 as of September 30, 2004 represents a 14.8% increase from September 30, 2003.

The Company has completed 92% of the Stock Repurchase Program announced on January 26, 2004; 92,000 shares have been repurchased at an average price of $28.81. Since 1997, the Company has repurchased a total of 1,126,271 shares through stock repurchase programs.

The Company has community-banking locations throughout northern Illinois, five of which are in high growth markets. These communities include: Huntley, Hampshire, Minooka, Sandwich, Genoa, Peru, Princeton, Henry, Oglesby, Spring Valley, and DePue. The subsidiary bank, Citizens First National Bank, provides financial services to meet the needs of individuals, businesses, and public entities.

This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are identified by the use of words such as 1) believes, 2) anticipates, 3) estimates, 4) expects, 5) projects or similar words. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. The figures included in this press release are unaudited and may vary from the audited results.




Inquiries should be directed to:   Lou Ann Birkey, Vice President
                                   -- Investor Relations,
                                   Princeton National Bancorp, Inc.
                                   (815) 875-4444,
                                   E-Mail address: pnbc@citizens1st.com


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                    [PRINCETON NATIONAL BANCORP, INC. LOGO]




                           CONSOLIDATED BALANCE SHEETS


(dollars in thousands, except share data)                          September 30,
                                                                       2004               December 31,
                                                                   (unaudited)                2003
                                                                   -----------            -----------
ASSETS

Cash and due from banks                                            $    15,032            $    13,428
Interest-bearing deposits with financial institutions                       78                    511
Federal funds sold                                                           0                  2,475
                                                                   -----------            -----------
     Total cash and cash equivalents                                    15,110                 16,414

Loans held for sale, at lower of cost or market                          1,635                  2,323

Investment securities available-for-sale, at fair value                157,018                154,065
Investment securities held-to-maturity, at amortized cost               14,613                 15,827
                                                                   -----------            -----------
     Total investment securities                                       171,631                169,892

Loans, net of unearned interest                                        396,026                383,053
Allowance for loan losses                                               (2,543)                (2,250)
                                                                   -----------            -----------
     Net loans                                                         393,483                380,803

Premises and equipment, net                                             17,877                 14,664
Bank-owned life insurance                                               15,735                 15,036
Interest receivable                                                      5,165                  4,634
Goodwill, net of accumulated amortization                                1,355                  1,355
Intangible assets, net of accumulated amortization                       1,369                  1,525
Other real estate owned                                                    545                    798
Other assets                                                             2,286                  2,293
                                                                   -----------            -----------

     TOTAL ASSETS                                                  $   626,191            $   609,737
                                                                   ===========            ===========


LIABILITIES

Demand deposits                                                    $    62,760            $    65,418
Interest-bearing demand deposits                                       185,679                179,805
Savings deposits                                                        59,880                 57,151
Time deposits                                                          237,661                235,453
                                                                   -----------            -----------
     Total deposits                                                    545,980                537,827

Customer repurchase agreements                                          12,238                  9,664
Advances from the Federal Home Loan Bank                                 5,000                  5,150
Interest-bearing demand notes issued to the U.S. Treasury                1,264                    297
Federal funds purchased                                                  4,000                      0
Note payable                                                               941                  1,050
                                                                   -----------            -----------
     Total borrowings                                                   23,443                 16,161

Other liabilities                                                        4,381                  4,874
                                                                   -----------            -----------
     Total liabilities                                                 573,804                558,862
                                                                   -----------            -----------

STOCKHOLDERS' EQUITY

Common stock                                                            20,699                 20,699
Surplus                                                                  7,676                  7,020
Retained earnings                                                       41,694                 38,726
Accumulated other comprehensive income, net of tax                       1,346                  1,275
Less:  Treasury stock                                                  (19,028)               (16,845)
                                                                   -----------            -----------
     Total stockholders' equity                                         52,387                 50,875
                                                                   -----------            -----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $   626,191            $   609,737
                                                                   ===========            ===========


CAPITAL STATISTICS  (UNAUDITED)

YTD average equity to average assets                                      8.29%                  8.49%
Tier 1 leverage capital ratio                                             7.82%                  7.70%
Tier 1 risk-based capital ratio                                          10.96%                 10.72%
Total risk-based capital ratio                                           11.53%                 11.22%
Book value per share                                               $     17.09            $     16.29
Closing market price per share                                     $     29.38            $     28.55
End of period shares outstanding                                     3,064,998              3,124,003
End of period treasury shares outstanding                            1,074,843              1,015,838


                    [PRINCETON NATIONAL BANCORP, INC. LOGO]

                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)



(dollars in thousands, except share data)
                                                               THREE MONTHS       THREE MONTHS      NINE MONTHS       NINE MONTHS
                                                                   ENDED             ENDED            ENDED              ENDED
                                                              Sept. 30, 2004     Sept. 30, 2003   Sept. 30, 2004    Sept. 30, 2003
                                                              --------------     --------------   --------------    --------------
INTEREST INCOME

Interest and fees on loans                                     $     5,900        $     5,916       $    17,414       $    17,858
Interest and dividends on investment securities                      1,530              1,505             4,549             3,942
Interest on federal funds sold                                           2                 12                 8                60
Interest on interest-bearing time deposits in other banks                2                  8                 6                46
                                                               -----------        -----------       -----------       -----------
     Total Interest Income                                           7,434              7,441            21,977            21,906
                                                               -----------        -----------       -----------       -----------

INTEREST EXPENSE

Interest on deposits                                                 2,114              2,381             6,278             7,822
Interest on borrowings                                                 116                101               321               316
                                                               -----------        -----------       -----------       -----------
     Total Interest Expense                                          2,230              2,482             6,599             8,138
                                                               -----------        -----------       -----------       -----------

NET INTEREST INCOME                                                  5,204              4,959            15,378            13,768
Provision for loan losses                                               75                100               375               365
                                                               -----------        -----------       -----------       -----------

NET INTEREST INCOME AFTER PROVISION                                  5,129              4,859            15,003            13,403
                                                               -----------        -----------       -----------       -----------

NON-INTEREST INCOME
Trust & farm management fees                                           343                315             1,045               955
Service charges on deposit accounts                                    845                774             2,377             2,242
Other service charges                                                  278                264               877               802
Gain on sales of securities available-for-sale                           0                  0               182               935
Gain on sale of loans                                                    0                  0               465                 0
Brokerage fee income                                                   135                143               513               410
Mortgage banking income                                                123                425               406             1,118
Bank-owned life insurance                                              137                139               420               439
Other operating income                                                  39                 12               124                97
                                                               -----------        -----------       -----------       -----------
     Total Non-Interest Income                                       1,900              2,072             6,409             6,998
                                                               -----------        -----------       -----------       -----------

NON-INTEREST EXPENSE
Salaries and employee benefits                                       2,770              2,561             8,228             7,565
Occupancy                                                              354                320             1,018               942
Equipment expense                                                      398                405             1,188             1,198
Federal insurance assessments                                           55                 50               174               159
Intangible assets amortization                                          52                 52               156               156
Data processing                                                        187                171               556               531
Advertising                                                            191                 87               523               304
Other operating expense                                                880                896             2,667             2,637
                                                               -----------        -----------       -----------       -----------
     Total Non-Interest Expense                                      4,887              4,542            14,510            13,492
                                                               -----------        -----------       -----------       -----------

INCOME BEFORE INCOME TAXES                                           2,142              2,389             6,902             6,909
Income tax expense                                                     509                680             1,719             1,943
                                                               -----------        -----------       -----------       -----------

NET INCOME                                                     $     1,633        $     1,709       $     5,183       $     4,966
                                                               ===========        ===========       ===========       ===========



NET INCOME PER SHARE:
     BASIC                                                     $      0.53        $      0.54       $      1.67       $      1.55
     DILUTED                                                   $      0.52        $      0.53       $      1.64       $      1.54

Basic weighted average shares outstanding                        3,074,308          3,171,527         3,098,357         3,194,049
Diluted weighted average shares outstanding                      3,127,810          3,213,331         3,167,894         3,229,696


PERFORMANCE RATIOS (ANNUALIZED)

Return on average assets                                              1.05%              1.13%             1.13%             1.12%
Return on average equity                                             12.76%             13.50%            13.63%            13.06%
Net interest margin (tax-equivalent)                                  3.94%              3.84%             3.95%             3.62%
Efficiency ratio (tax-equivalent)                                    65.22%             62.53%            63.32%            62.75%


ASSET QUALITY

Net loan charge-offs (recoveries)                                      (22)               152                82               647
Total non-performing loans                                             494              2,839               494             2,839
Non-performing loans as a % of total loans                            0.12%              0.75%             0.12%             0.75%

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